Long term investment	12 Months Ended
Dec. 31, 2018
Long-term Investments [Abstract]
Investment [Text Block]
Note 22 – Long term investment

On January. 10, 2018, the Company invested approximately $18.2 million (or RMB 120 million) to acquire 18% equity interest in Libo Haokun Stone Co., Ltd. (“Libo Haokun”). Libo Haokun holds a government-issued permit and has the exclusive right to mine a 0.11-square-kilometer marble quarry in the southwestern province of Guizhou province, China. Libo Haokun obtained the permit to mine the quarry from the local government in September 2016.

As the Company did not have significant influence over the equity investee, the investment was accounted for using the cost method. For the year ended December 31, 2018, the Company did not recognize any impairment losses for the long term investment.